LIPOCINE®

ENHANCING HEALTH

Corporate Presentation

January 2023

Enabling Effective Oral Drug Delivery



Forward-Looking Statements

This release contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, the application of our Lip'ral platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-CNS Assets

Testosterone Replacement Therapy: TLANDO® and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value-Enhancing Events

1H 2023

LPCN 1154 Pilot PK Bridge Study topline results

Mid 2023

LPCN 1148 Phase 2 POC cirrhosis study topline results

Validated Proprietary Lip'ral Technology Platform



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability
e.g., TLANDO®

Enable effective oral delivery
e.g., endogenous neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

Curated Clinical Development Focus

Oral Endogenous Neuroactive Steroids (NASs)

Significant Unmet Needs in Central Nervous System Disorders (CNS)

Psychiatry

Depression Disorders: Rapid onset antidepressant

Neurology

Epilepsy: Novel MOA targeting women with active epilepsy (WWE)

Movement Disorders: No medications developed specifically for essential tremors (ET), only one approved >50 years ago

Targeting Differentiating Value Propositions

LPCN 1154

Oral fast acting antidepressant for PPD

LPCN 2101

New MOA for treating women with active epilepsy

Large and growing CNS market



$89 bn
CAGR 9.4%
$166 bn
2021
2028

https://www.verifiedmarketresearch.com/product/central-nervous-system-therapeutics-market/.

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Pilot PK bridge study in progress
LPCN 1148 (*Decompensated Liver Cirrhosis - Secondary Sarcopenia/Hepatic Encephalopathy)*						Phase 2 study enrollment completed
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid *(Neurology Indication)*						



LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



Postpartum Depression (PPD) – A Substantial Opportunity

Market in Need of a Convenient Fast-Acting Oral Antidepressant

Prevalence

~ 1 in 8 women in US suffer from PPD after giving birth[1]

U.S women with moderate-severe PPD estimated: ~175K annually[2]

Standard of Care Limitations

Burdensome invasive infusion

Inpatient administration

Per FDA reporting system, ~40% of AEs are related to IV infusion procedure (see appendix)

Frequent monitoring

Access

Unmet Need

Convenient non-invasive

Fast-acting

Outpatient administration

No excessive sedation

1. CDC, "Depression Among Women"
2. CDC, "Symptoms of Depression Among Adults: United States, 2019" NCHS Data Brief, No.379, September 2020

LPCN 1154

First Oral Brexanolone

Product Candidate Attributes

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising brexanolone, endogenous neurosteroid

Product Candidate Differentiation

Convenient, non-invasive oral option with rapid onset

No IV infusion challenges - anxiety, resource demands, preparation/administration errors, easier patient counseling

Targeted for outpatient administration

GABA Receptor Substrates Binding



GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

LPCN 1154 - Enablement of Oral Brexanolone

Achieved Relevant Systemic Levels in Phase 1 Study

Sequential single dose escalation study in post-menopausal women (n=8) with Lip'ral based oral capsules.

- LC-MS/MS assays of blood samples



Observed PK Profile Post Oral Administration
Mean Plasma Concentration of Brexanolone (ng/mL)
50
40
30
20
10
0
0
5
10
15
20
25
Time (hr)



Brexanolone Cmax (ng/mL)
50
40
30
20
10
0
mean value observed
0
1X
2X
3X
Oral LPCN 1154 Dose (mg)

LPCN 1154 - Outpatient Use with Monitoring Product Development

Favorable Regulatory Outlook

Efficacy can be achieved through PK bridge to IV infusion brexanolone

505 (b) (2) NDA

Validated regulatory pathway

IV brexanolone approved for PPD

Phase 1	Pilot PK Bridge Study	Planned Pivotal Study
Successful single dose study completed Established feasibility of oral administration	**Pilot PK bridge study initiated** Topline results expected Q2 2023	**Pivotal study required for filing**

LPCN 1148

for the Management of Liver Cirrhosis



Liver Cirrhosis Management – Opportunity

Prevalence

Over 2 million cases[1]; 500k+ with decompensation[2]

62% on liver transplant waitlist are male[3]

40-70% of men with cirrhosis have sarcopenia[4,5]

~30-40% of men with cirrhosis experience overt HE[6]

Standard of Care Limitations

No approved drug for Secondary Sarcopenia (**SS**)

Rifaximin for Hepatic Encephalopathy (**HE**)

- Limited efficacy
- Tolerability issues

Unmet Need

SS: Improve survival/ quality of life for patients on transplant list

Improvement of post-transplant outcomes /lowered cost of care

HE: Novel MOA

1. Moon, Clin Gas and Hep, 2019
2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021
3. Sarkar et al. J Hepatol. 2015
4. Sinclair, Ailment Pharmacol Ther, 2016
5. Lai, Am J Transplant, 2014
6. Grønkjær et al., Gastroenterol Nurs. 2018 Nov/Dec;41(6):468-476.

LPCN 1148

Management of Liver Cirrhosis: Secondary Sarcopenia; Hepatic Encephalopathy

Product Candidate Attributes

Androgen receptor agonist

Oral dosage form comprising testosterone laurate, a unique prodrug of endogenous testosterone

Potential for Orphan Drug Designation

Product Candidate Differentiation

Only candidate in development for secondary sarcopenia in cirrhosis - no approved SOC

Novel Multi-Modal MOA

- Reduction of ammonia accumulation for treatment of HE

LPCN 1148 - Novel Multi-Modal MOA for Liver Cirrhosis

Hepatic Encephalopathy is Associated with Sarcopenia

Anabolic[1]

- Increase muscle mass and strength[2]
- Reduce fat mass[3]
- Increase bone density[4]
- Inhibit myostatin[5]
- Improve nutritional status*

Anti-Inflammatory[6,7]

- Reduce IL-1, IL-6, and TNF-α[8]

Androgenic

- Induce hematopoiesis[9]
- Improve sexual dysfunction[10]

Improve immuno-dysregulation[11]

- Lower infection rate

Precipitation of HE

Decrease in hepatic function
↓
Dependence on muscle for detoxification
↓
Muscle-mass depletion in men with cirrhosis
↓
Systemic accumulation of ammonia
↓
Hepatic Encephalopathy

1. Gentile MA et al., J Mol Endocrine, 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Shalender Bhasin, Clin Infect Dis. 2003;37 Suppl 2:S142-9
4. Snyder et al. JAMA Intern Med. 2017 Apr 1;177(4):471-479
5. Dasarathy and Merli, J Hepatol. 2016
6. Kelly and Jones, J Endocrinol, 2013
7. Zhang et al., J Cardiovasc Pharmacol Ther. 2021 Nov;26(6):638-647
8. Mohamed et al. Aging Male. 2019 Jun;22(2):129-140.
9. Baseria, S., Dobs, A.S. (2003). Androgens and the Hematopoietic System. In: Bagatell, C.J., Bremner, W.J. (eds) Androgens in Health and Disease.
10. Rizk et al., Curr Opin Urol 2017
11. Nakashima et al., Kidney Int Rep. 2017 Nov; 2(6): 1160–1168

*Individual's health condition as it is influenced by the intake and utilization of nutrients

LPCN 1148 – Potential Beneficial Effects

Effects Observed in Subjects with Chronic Liver Disease#

Liver (primary organ)

Injury Marker Reduction


cirrhosis


ALT (U/L) Changes
Placebo
Treatment A
Treatment B
Time (week)
AST (U/L) Changes
Time (week)

Muscle (secondary organ)

Positive Effects on Body Composition†


Relative Change in Appendicular Lean Mass
Placebo (N=14)
Treatment A (N=13) *
Treatment B (N=13)
Relative Change (%)
-1.42
2.75
1.9
Relative Change in Whole Body Fat Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
1.78
-3.68
-7.33



† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))
* $p < 0.05$ vs placebo

#LiFT Study in Biopsy Confirmed NASH Subjects (NCT04134091)

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase
* $p < 0.05$; ** $p < 0.01$; *** $p < 0.001$ vs placebo

LPCN 1148 - Development Status

POC Topline Results Expected in Mid-2023

- Phase 2 POC study (NCT04874350) in male patients with cirrhosis
- Randomized placebo-controlled study in sarcopenic patients with cirrhosis

Endpoints:

Primary: Change in Skeletal Muscle Index at Week 24

Key Secondary:

Overall survival, hospitalization rates
Change in number of waitlist events
Rates of breakthrough hepatic encephalopathy/ascites
Change from baseline in Liver Frailty Index, Myosteotosis
Patient Reported Outcomes (PRO's)


SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

LPCN 2101

for Women With Active Epilepsy (WWE)



Women with Epilepsy (WWE) of Childbearing Age - Opportunity

Prevalence

~ 900,000 of women of childbearing (CB) suffer from active epilepsy in US[1,2]

~ 80% of WWE reported at least one unintended pregnancy[3]

Depression is the most frequent psychiatric comorbidity in epilepsy[4]

Standard of Care Limitations

No drug approved specifically for WWE

Most approved Anti-Seizure Medicines (ASMs) have fetal toxicity risk

~ One third of adult patients are non-responsive[5]

Limited options to address mood disorder comorbidities

Drug-drug interaction risk

Unmet Need

Seizure control with low/no teratogenic risk

Address special considerations for WWE

Novel MOA

Address associated mood disorders

1. https://www.statista.com/statistics/241488/population-of-the-us-by-sex-and-age/
2. https://www.cdc.gov/mmwr/volumes/66/wr/mm6631a1.htm
3. Herzog et al. Neurology. 2017 Feb 21;88(8):728-733

4.Kanner AD, Epilepsy Curr. 2006 Sep; 6(5): 141–146
5. https://www.epilepsy.com/treatment/medicines/drug-resistant-epilepsy

LIPOCINE
ENHANCING HEALTH

LPCN 2101

Novel Potential Alternative for WWE

Product Candidate Attributes

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising an endogenous neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing WWE unmet needs

Active moiety is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for favorable drug-drug interactions

Value Through Partnering of Non-CNS Assets

Unlocking Value Through Partnering

Why Partnering?

- Enables focus on CNS opportunities
- Candidate advancement
- Risk diversification
- Potential for non-dilutive financing
- Improved resource management

Assets for Partnering



Development Candidate (Indication)
Pre-Clinical
Phase 1
Phase2/POC
Pivotal
Approved
TLANDO® (ex-US)
(Testosterone Replacement Therapy)
LPCN 1111
(Once Daily Testosterone Replacement Therapy)
LPCN 1107
(Prevention of Preterm Birth)
LPCN 1144
(Non-Cirrhotic NASH)
LPCN 1148
(Decompensated Liver Cirrhosis)

TLANDO® Attributes

Convenient oral route

- No inadvertent transference or pulmonary oil micro embolism risks
- Single strength and dose

TRT without titration requirement

- Enables selection of an effective dose at the start of therapy without delay
- No “efficacy gap” upon switching from other TRTs
- No additional pharmacy and clinic copays to reach efficacious dose
- No dose adjustment clinic and pharmacy visits
- No dose adjustment invasive samplings
- No titration decision errors

Bioequivalent exposure in low/med/high fat food

Not known to produce hepatic adverse events associated with 17-methylated testosterone

Physician Research: Physicians View No Titration Product as Positive

Cited “easy/less titration” as an important advantage of TLANDO™

Finding the adequate TRT dose through titration is burdensome for physicians and patients

TLANDO®: Launched 2Q22 in U.S.
Commercialization Partner - Antares Pharma

LPCN 1021 (TLANDO®): Available for Licensing for ex-US Markets

TLANDO® is a registered trademark assigned to Antares

LPCN 1111

Once-A-Day Oral Testosterone Replacement Therapy

Product Candidate Highlights

Oral dosage form comprising testosterone tridecanoate

Convenient option for large and growing market

Patients and physicians preferred once a day oral testosterone

Positive phase 2 study results

“Phase 3 ready”

LPCN 1107

Potential to be SOC in Prevention of Preterm Birth

Product Candidate Highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate

>$2B market potential

Strong pharmaco-economic justification

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

Compelling efficacy rationale

Accelerated approval pathway; Orphan Drug Designation

LPCN 1144

Novel MOA in Non-Cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

No approved drug

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

✓ Oral with unique benefit to risk profile

✓ Potential for additional benefits including sexual/mental and musculoskeletal domain

✓ Weight neutral approach

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Appendix

Injectable Brexanolone Real World Adverse Events

FDA Adverse Events Reporting System (FAERS) Public Dashboard

- 69 out of 174 cases reported related to:
  - Product administration error
  - Product preparation error
  - Infusion site pain
  - Device programming error
  - Device malfunction
  - Device infusion issue
  - Medication error
  - Dose calculation error
  - Product preparation issue
  - Incorrect product administration duration
  - Dose calculation error
  - Product administration interrupted

LIPOCINE ENHANCING HEALTH

Data as of September 30, 2022

https://www.fda.gov/drugs/questions-and-answers-fdas-adverse-event-reporting-system-faers/fda-adverse-event-reporting-system-faers-public-dashboard

Comparison† with Other Oral Drug Candidates

Best in Class in NASH Resolution and Liver Fat Reduction

NASH Resolution with No Worsening of Fibrosis

Absolute Changes of Liver Fat from Baseline



Dose1/Treatment1
Dose2/Treatment2
* $p < 0.05$, *** $p < 0.001$ vs placebo
Placebo-adjusted
% of Subjects for Resolution of NASH
80%
70%
60%
50%
40%
30%
20%
10%
0%
*
46%
***
69%
ns
3%
ns
4%
ns
11%
ns
18%
*
19%
*
14%
***
26%
ns
3%
ns
12%
36Wk
18Mn
52Wk
36Wk
24Wk
52Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resmetirom (NCT02912260)
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted
Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
All numbers shown for other candidates use the highest reported treatment effect among multiple treatment groups

†Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS.

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

Survival in Cirrhotic Patients with Muscle Disorders

Patients with Either Sarcopenia and/or Myosteatosis had Significantly Worse Survival Rates



Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Survival (%)
100
80
60
40
20
0
No Muscular Abnormalities
Sarcopenia
Sarcopenic Obesity
Myosteatosis
Sarcopenic Obesity and Myosteatosis
0 2 4 6 8 10 12 14 16 18 20 22 24
Follow-up (months)
Pt followed (no.)
210 176 159 145 134 126 114 103 100 96 90 85 78
291 206 168 149 128 113 103 93 81 77 70 64 57
135 95 73 65 56 51 47 44 41 40 36 33 28
353 265 226 193 171 156 145 131 111 104 92 85 78
77 59 46 39 33 30 27 24 23 23 19 16 15

Montano-Loza, J Cachexia Sarcopenia Muscle. 2016 May; 7(2): 126–135



Cumulative survival(%)
100
80
60
40
20
0
93.4
82.0
74.2
76.6
64.3
45.3
16 studies, n = 4645
Adjusted HR 2.30 (2.01-2.63)
1-year
3-year
5-year
Non-sarcopenia
Sarcopenia

Tantai et al. J. Hepatol. 2022, 76, 588–599

LIPOCINE
ENHANCING HEALTH

Cirrhotic Patients with Sarcopenia and Hepatic Encephalopathy(HE)

Patients with Sarcopenia and HE had Significantly Worse Survival Rates



Glutaminase
glutamine
Hepatic Encephalopathy
AMMONIA
Liver cirrhosis
Sarcopenia
myostatine
Urea
Glutamine

Figure 1 The ammonia metabolism and trafficking in liver cirrhosis.

Lattanzi et al. J Clin Exp Hepatol. 2019 Jan-Feb; 9(1): 125–130.



e
Survival (%)
100
80
60
40
20
0
Neither Sarcopenia, nor HE
Sarcopenia or HE
Sarcopenia and HE
p=0.01
p<0.001
0
4
8
12
16
20
24
Follow-up (mo)
Pt followed (no.)
348 256 210 183 153 135 117
254 166 125 99 81 71 58
75 29 21 18 12 8 8

Bhanji et al. Hepatology International (2018) 12:377–386

Mortality and Liver Frailty Index

A 0.1 unit change in ΔLFI per 3 months was associated with a ~2-fold increased risk of death/delisting*



Cumulitive incidence of waitlist mortality, %
100
80
60
40
20
0
0
12
24
Time after 1st assessment, months
Severe worsening frailty
Moderate worsening frailty
Stable
Improved frailty

	Rates of waitlist mortality		
ΔLFI per 3 months	6 month	12 months	24 months
Improved (16%)	0.6%	1.2%	7.3%
Stable (35%)	7.0%	10%	17.3%
Moderate worsening (23%)	8.4%	17.2%	22.6%
Severe worsening (26%)	12.1%	22.5%	35.4%

J Hepatol. 2020 Sep; 73(3): 575–581.

*In competing risk regression adjusted for baseline LFI, age, height, MELD-Na, and albumin

LIPOCINE® ENHANCING HEALTH

Phase 2 Results Suggest LPCN 1144 Has Favorable Benefit to Risk Profile

Met the Primary and Key Secondary Endpoints with Statistical Significance

01 Met the pre-specified histological regulatory endpoint of NASH resolution with no worsening of fibrosis

02 Changes in liver fat, key liver enzymes, and body composition support beneficial treatment effects

03 Treatment effect and safety consistent in hypogonadal and eugonadal men

04 Open-label extension trial demonstrates safety and efficacy with 72 weeks of LPCN 1144 treatment

05 Well-tolerated with an overall safety profile comparable to placebo

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable to Placebo

- Frequency and severity of TEAEs were comparable to placebo
- Discontinuance of study drug due to TEAEs: 4 subjects in placebo and 1 subject in treatment arm
- Cardiovascular events were balanced among groups
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Weight change from baseline was comparable among groups
- Changes in lipids comparable to placebo

AEs of Interest, n (%)	Placebo	Treatment A
Diarrhea	2 (10.5%)	1 (5.6%)
Nausea	1 (5.3%)	1 (5.6%)
Vomiting	none	none
Peripheral Edema	2 (10.5%)	1 (5.6%)
BPH	1 (5.3%)	0 (0%)
PSA Increased	0 (0%)	1 (5.6%)
Hypertension†	1 (5.3%)	3 (17%)
Pruritus	1 (5.3%)	1 (5.6%)

TEAE = Treatment Emergent Adverse Events, BPH = Benign Prostatic Hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension